UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2020 (March 26, 2020)

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street	Suite 900
Tulsa	Oklahoma	74119
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. otice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 26, 2020, Laredo Petroleum, Inc. (the "Company" or "Laredo") was notified by the New York Stock Exchange (the "NYSE") that the average closing price of the Company's common stock, par value $0.01 per share (the "Shares"), over the prior 30-consecutive trading day period was below $1.00 per share, which is the minimum average closing price per share required to maintain listing on the NYSE under Section 802.01C of the NYSE Listed Company Manual ("Section 802.01C").
Pursuant to Section 802.01C, the Company has a period of six months following the receipt of the notice to regain compliance with the minimum share price requirement. In order to regain compliance, on the last trading day of any calendar month during the cure period, the Shares must have (i) a closing price of at least $1.00 per share and (ii) an average closing price of at least $1.00 per share over the 30-trading day period ending on the last trading day of such month.
As required by the NYSE, the Company intends to timely respond to the NYSE with respect to its intent to cure the deficiency to regain compliance with the price criteria. The Company intends to consider all available options to regain compliance with the requirements of Section 802.01C, including, if necessary, by implementing a reverse stock split, if appropriate.
The NYSE notice has no immediate impact on the listing of the Shares, which will continue to be listed and traded on the NYSE during this period, subject to the Company's compliance with the other continued listing requirements of the NYSE. The Shares will continue to trade on the NYSE under the symbol "LPI" but will have an added designation of ".BC" to indicate the status of the Shares as "below compliance." Failure to satisfy the conditions of the cure period or to maintain other listing requirements could lead to a delisting. The notice does not affect ongoing business operations of the Company or its reporting requirements with the Securities and Exchange Commission.
Item 7.01. Regulation FD Disclosure.
On March 27, 2020, the Company issued a press release announcing the receipt of the notice of noncompliance from the NYSE, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 is deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description
99.1	Press release dated March 27, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: March 27, 2020	By:	/s/ Mark D. Denny
Mark D. Denny
Senior Vice President and General Counsel